Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions.

On May 15, 2012, the Company acquired all of the outstanding shares of Apex Systems, Inc., a privately-owned provider of information technology staffing headquartered in Richmond, Virginia. The primary reason for the acquisition was to expand the Company's information technology staffing services. The purchase price totaled approximately $610.8 million, comprised of $385.0 million paid in cash at closing, $0.3 million paid in the third quarter related to the net working capital adjustments, and 14.3 million shares of common stock of the Company issued to the holders of shares of common stock and options to purchase common stock of Apex immediately prior to the effective time of the merger. Acquisition costs related to this transaction totaled approximately $9.8 million and were expensed in 2012. Goodwill and the identifiable intangible assets are deductible for tax purposes. The results of operations of Apex have been combined with those of the Company since the acquisition date. Apex revenues and net loss included in the Statement of Operations for the year-ended December 31, 2012 were $508.7 million and $(7.3) million, respectively.

On July 31, 2011, the Company acquired all of the outstanding shares of HealthCare Partners, Inc. (HCP), a privately-owned provider of physician staffing headquartered in Atlanta, Georgia. The primary reasons for the acquisition were to expand the Physician segment business operations geographic coverage and to leverage the Company’s infrastructure. The purchase price for HCP was approximately $19.1 million comprised of $15.7 million in cash paid at closing and potential future earn-out consideration of $3.4 million (the maximum earn-out opportunity is capped at $3.7 million) based on estimated financial performance of HCP through 2013. Acquisition costs of approximately $57,000 were expensed in 2011. The Company discontinued the use of the HCP tradename during 2012. Goodwill is deductible for tax purposes. The results of operations for the acquisition have been combined with those of the Company since the acquisition date.

On February 28, 2011, the Company acquired all of the outstanding shares of Warphi N.V. and its subsidiaries (collectively, Valesta), a privately-owned provider of specialized clinical research staffing headquartered in Belgium. The primary reasons for the acquisition were to expand the Life Sciences business operations and to leverage the Company’s infrastructure. The purchase price for Valesta totaled $23.7 million, comprised of $16.8 million in cash paid at closing and potential future earn-out consideration of $6.9 million (the maximum earn-out is capped at a Euro value of €5.0 million or approximately $6.6 million at December 31, 2012 exchange rates) based on estimated financial performance of Valesta through 2013. Acquisition costs of approximately $0.4 million were expensed in 2011. Goodwill is not deductible for tax purposes. The results of operations for the acquisition have been combined with those of the Company since the acquisition date.

On July 19, 2010, the Company acquired all of the outstanding shares of Sharpstream Holdings Limited (Sharpstream), a privately-owned provider of search services for executives to middle managers in the life sciences sector. The primary reasons for the Sharpstream acquisition were to expand our Life Sciences business operations, further expand our global presence and to leverage the Company’s infrastructure. The purchase price totaled $8.6 million, comprised of $7.2 million in cash paid at closing, plus potential future earn-out consideration of up to $1.4 million. Acquisition costs of $0.1 million related to the purchase were expensed in 2010. Goodwill is not deductible for tax purposes. The results of operations for the acquisition have been combined with those of the Company since the acquisition date.

On April 16, 2010, the Company acquired all of the outstanding shares of The Cambridge Group Ltd. and Cambridge Contract Staffing Group, Inc. (Cambridge), a Connecticut-based privately-held provider of specialized staffing services. The primary reasons for the Cambridge acquisition were to expand our Life Sciences, Oxford, and Physician business operations and to leverage the Company’s infrastructure. The purchase price totaled $7.6 million, comprised of $5.3 million in cash paid at closing, plus potential future earn-out consideration of up to $2.3 million. Acquisition costs of $0.1 million related to the purchase were expensed in 2010. Goodwill is not deductible for tax purposes. The results of operations for the acquisition have been combined with those of the Company since the acquisition date.

Assets and liabilities of the acquired companies were recorded at their estimated fair values at the dates of acquisition. The excess purchase price over the fair value of net tangible assets and identifiable intangible assets acquired has been allocated to goodwill. The fair value assigned to identifiable intangible assets was determined primarily by using a discounted cash flow method. The Company's allocation for the purchase price for Apex, except for the pre-acquisition contingencies and income taxes related to the acquisition, have been finalized. Any material measurement period adjustments will be recorded retrospectively to the acquisition date.

During 2012, the Company adjusted Valesta's purchase price allocation. The adjustment was to correct the tax impact of the amortization of identifiable intangible assets. The adjustment was not material and had no impact on the consolidated statements of operations and comprehensive income (loss); accordingly it was not presented retrospectively.

The fair value of earn-out obligations was based on the present value of the expected future payments to be made to the sellers of the acquired businesses in accordance with the respective purchase agreements. See Note - 15 Fair Value Measurements for further information regarding the fair value of earn-outs and the level 3 rollforward disclosure.

The following tables summarize (in thousands) the purchase price allocations for the acquisitions of Apex, which is subject to finalization during the measurement period and HCP and Valesta:

	2012 Acquisition	2011 Acquisitions
	Apex	HCP	Valesta	Total
Current assets	$169,844	$3,950	$6,332	$10,282
Property and equipment	902	123	299	422
Goodwill	266,788	14,398	17,911	32,309
Identifiable intangible assets	251,555	1,784	5,679	7,463
Other	494	13	26	39
Total assets acquired	$689,583	$20,268	$30,247	$50,515

Current liabilities	$77,905	$1,070	$4,774	$5,844
Other	850	49	1,814	1,863
Total liabilities assumed	78,755	1,119	6,588	7,707
Total purchase price	$610,828	$19,149	$23,659	$42,808

The following table summarizes (in thousands) the allocation of the purchase price among the identifiable intangible assets for the acquisition of Apex, HCP and Valesta:

		Identifiable Intangible Asset Value
		2012 Acquisition	2011 Acquisitions
	Useful life	Apex	HCP	Valesta	Total
Contractor relations	2 – 5 years	$10,589	$814	$266	$1,080
Customer relations	2 – 10 years	92,147	950	2,395	3,345
Non-compete agreements	2 – 7 years	2,076	20	440	460
Trademarks	indefinite	146,743	—	2,578	2,578
		$251,555	$1,784	$5,679	$7,463

The summary below (in thousands, except for per share data) presents pro forma unaudited consolidated results of operations for the years ended December 31, 2012 and 2011 as if the acquisitions of HCP and Valesta occurred on January 1, 2010, and the acquisition of Apex occurred on January 1, 2011. The acquisitions in 2010 were not material to the Company, therefore pro forma information related to these acquisitions has not been presented. The pro forma financial information gives effect to certain adjustments, including: the amortization of intangible assets and interest expense on acquisition-related debt, changes in the management fees, and increased number of common shares as a result of the acquisition. Acquisition-related costs are assumed to have occurred at the beginning of the year prior to acquisition. The pro forma financial information is not necessarily indicative of the operating results that would have occurred if the acquisition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results.

	2012	2011
Revenues	$1,459,762	$1,266,523
Operating income	$113,738	$64,292
Income from continuing operations	$51,373	$23,574
Net income	$55,615	$26,109

Basic earnings per share:
Income from continuing operations	$0.99	$0.46
Net income	$1.07	$0.51

Diluted earnings per share:
Income from continuing operations	$0.97	$0.45
Net income	$1.05	$0.50

Weighted average number of shares outstanding	52,103	51,180
Weighted average number of shares and dilutive shares outstanding	53,190	52,062